THIRD AMENDMENT TO LOAN AND SECURITY AGREEMENT
This Third Amendment to Loan and Security Agreement (this “Amendment”) is entered into as of March 29, 2019, by and between EAST WEST BANK (“Bank”) and OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.), a Delaware corporation (“Borrower”).
RECITALS
Borrower and Bank are parties to that certain Loan and Security Agreement dated as of January 6, 2016 (as amended from time to time, including, without limitation, by that certain First Amendment to Loan and Security Agreement dated as of March 17, 2018, and that certain Second Amendment to Loan and Security Agreement dated as of May 21, 2018, collectively, the “Agreement”). The parties desire to amend the Agreement in accordance with the terms of this Amendment.
NOW, THEREFORE, the parties agree as follows:
1.Section 2.2(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)    Interest Rate. Except as set forth in Section 2.2(b), (i) Prime-Based Advances shall bear interest, on the outstanding daily balance thereof, at a floating rate of interest equal to the greater of (X) three and one half percent (3.50%) and (Y) the Prime-Based Rate and (ii) LIBOR-Based Advances shall bear interest, on the outstanding daily balance thereof, at a rate of interest equal to the greater of (X) three and one half percent (3.50%) and (Y) the LIBOR-Based Rate.”
2.    Section 6.7(a) of the Agreement hereby is amended and restated in its entirety to read as follows:

“(a)    Minimum Net Assets. Net Assets of not less than Two Hundred Twenty Five Million Dollars ($225,000,000), tested as of the end of each fiscal quarter of Borrower, commencing with the fiscal quarter ended December 31, 2018.”
3.    Exhibit D (Compliance Certificate) to the Agreement hereby is replaced with Exhibit D attached hereto.
4.    No course of dealing on the part of Bank or its officers, nor any failure or delay in the exercise of any right by Bank, shall operate as a waiver thereof, and any single or partial exercise of any such right shall not preclude any later exercise of any such right. Bank’s failure at any time to require strict performance by Borrower of any provision shall not affect any right of Bank thereafter to demand strict compliance and performance. Any suspension or waiver of a right must be in writing signed by an officer of Bank.
5.    Unless otherwise defined, all initially capitalized terms in this Amendment shall be as defined in the Agreement. The Agreement, as amended hereby, shall be and remain in full force and effect in accordance with its respective terms and hereby is ratified and confirmed in all respects. Except as expressly set forth herein, the execution, delivery, and performance of this Amendment shall not operate as a waiver of, or as an amendment of, any right, power, or remedy of Bank under the Agreement, as in effect prior to the date hereof.
6.    Borrower represents and warrants that the Representations and Warranties contained in the Agreement are true and correct as of the date of, and after giving effect to, this Amendment, and that no Event of Default has occurred and is continuing.
7.    This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one instrument. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing this Amendment (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original hereof.

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8.    As a condition to the effectiveness of this Amendment, Bank shall have received, in form and substance satisfactory to Bank, the following:
(a)    this Amendment, duly executed by Borrower;
(b)    a certificate of Borrower with respect to incumbency and authorizing the execution and delivery of this Amendment by Borrower;
(c)    an amendment fee of $10,000, and all reasonable Bank Expenses incurred through the date of this Amendment, which may be debited from any of Borrower’s accounts at Bank; and
(d)    such other documents, and completion of such other matters, as Bank may reasonably deem necessary or appropriate.

[Balance of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the undersigned have executed this Amendment as of the first date above written.

OAKTREE STRATEGIC INCOME CORPORATION (f/k/a FIFTH STREET SENIOR FLOATING RATE CORP.)

By: /s/ Christopher McKown
Name: Christopher McKown
Title: Senior Vice President

EAST WEST BANK

By: /s/ Derrick Pan
Name: Derrick Pan
Title: First Vice President

[Signature Page to Third Amendment to Loan and Security Agreement]

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EXHIBIT D
COMPLIANCE CERTIFICATE
TO: EAST WEST BANK

E-mail: privateequityadvances@eastwestbank.com Date:______________________
Copy: Leslie Smith (leslie.smith@eastwestbank.com) Derrick Pan (derrick.pan@eastwestbank.com) Marlon Yasay (marlon.yasay@eastwestbank.com)
FROM: OAKTREE STRATEGIC INCOME CORPORATION

The undersigned authorized officer of OAKTREE STRATEGIC INCOME CORPORATION hereby certifies that in accordance with the terms and conditions of the Loan and Security Agreement between Borrower and Bank (the “Agreement”), (i)  Borrower is in complete compliance for the period ending _______________ with all required covenants except as noted below, (ii) all representations and warranties of Borrower stated in the Agreement are true and correct in all material respects as of the date hereof and (iii) all Financed Loans continue to comply with clauses (q) and (r) of the defined term “Eligible Loans” as set forth in the Agreement. Attached herewith are the required documents supporting the above certification. The Officer further certifies that these are prepared in accordance with the internal accounting and valuation policies in effect as of the Closing Date except as explained in an accompanying letter or footnotes.
Please indicate compliance status by circling Yes/No under “Complies” column.

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Reporting Covenant	Required		Complies

Borrowing Base Certificate	With each request for an Advance, and monthly within 45 days		Yes	No

Compliance Certificate	Monthly within 45 days		Yes	No

Borrower Servicer Report	Monthly within 45 days		Yes	No

Quarterly internal portfolio review package	Quarterly within 60 days (other than with respect to Q4), within 120 days of Q4		Yes	No
Notice of material changes to credit policy or risk rating system, or any risk rating changes within Borrower’s portfolio as reflected in the borrower service reports	Immediately upon the occurrence thereof		Yes	No

10-K and 10-Q reports	FYE within 120 days		Yes	No

Borrower’s Financial Covenants (tested quarterly)	Required	Actual	Complies
Minimum Cash at Bank	$750,000	$_________	Yes	No
Minimum Net Assets	$225,000,000	$_________	Yes	No
Minimum Asset Coverage	150%	_________	Yes	No
Comments Regarding Exceptions: See Attached.	BANK USE ONLY

Received by:
Sincerely,	AUTHORIZED SIGNER

Date:

Verified:
SIGNATURE	AUTHORIZED SIGNER

Date:
TITLE
	Compliance Status		Yes	No

DATE

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CORPORATE BORROWING CERTIFICATE

BORROWER: OAKTREE STRATEGIC INCOME CORPORATION
(F/K/A FIFTH STREET SENIOR FLOATING RATE CORP.            DATE: March 29, 2019

BANK:    EAST WEST BANK

I hereby certify as follows, as of the date set forth above:
1. I am the Secretary, Assistant Secretary or other officer of the Borrower. My title is as set forth below.

2. Borrower’s exact legal name is set forth above. Borrower is a corporation existing under the laws of the State of
Delaware.

3. Attached hereto are true, correct and complete copies of Borrower’s Certificate of Incorporation (including amendments), as filed with the Secretary of State of the state in which Borrower is incorporated as set forth in paragraph 2 above. Such Certificate of Incorporation have not been amended, annulled, rescinded, revoked or supplemented, and remain in full force and effect as of the date hereof.

4. The following resolutions were duly and validly adopted by Borrower’s Board of Directors at a duly held meeting of such directors (or pursuant to a unanimous written consent or other authorized corporate action). Such resolutions are in full force and effect as of the date hereof and have not been in any way modified, repealed, rescinded, amended or revoked, and Bank may rely on them until Bank receives written notice of revocation from Borrower.

Name	Title	Signature	Authorized to Add or Remove Signatories
□
□
□
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RESOLVED, that any one of the following officers or employees of Borrower, whose names, titles and signatures are below, may act on behalf of Borrower:

RESOLVED FURTHER, that any one of the persons designated above with a checked box beside his or her name may, from time to time, add or remove any individuals to and from the above list of persons authorized to act on behalf of Borrower.

RESOLVED FURTHER, that such individuals may, on behalf of Borrower:

Borrow Money. Borrow money from East West Bank (“Bank”).
Execute Loan Documents. Execute any loan documents Bank requires.
Grant Security. Grant Bank a security interest in any of Borrower’s assets.
Negotiate Items. Negotiate or discount all drafts, trade acceptances, promissory notes, or other indebtedness in which Borrower has an interest and receive cash or otherwise use the proceeds.
Further Acts. Designate other individuals to request advances, pay fees and costs and execute other documents or agreements (including documents or agreement that waive Borrowers right to a jury trial) they believe to be necessary to effectuate such resolutions.

RESOLVED FURTHER, that all acts authorized by the above resolutions and any prior acts relating thereto are ratified.

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5. The persons listed above are Borrower’s officers or employees with their titles and signatures shown next to their names.

By:
Name:
Title:

*** If the Secretary, Assistant Secretary or other certifying officer executing above is designated by the resolutions set forth in paragraph 4 as one of the authorized signing officers, this Certificate must also be signed by a second authorized officer or director of Borrower.

I, the __________________________ of Borrower, hereby certify as to paragraphs 1 through 5 above, as
         [print title]
of the date set forth above.

By:
Name:
Title:

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Attachment
Certificate of Incorporation (including amendments)
[Borrower: please attach]

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